Difference between the amount of operating lease agreements (Details) ₩ in Millions	12 Months Ended
Dec. 31, 2019 KRW (₩)
Operating Lease Liabilities, Gross Difference, Amount [Abstract]
Operating lease agreement commitment disclosed as of December 31, 2018	₩ 610,080
Amount discounted using the Group's incremental borrowing rate	591,725
Low-value leases recognized as current expenses through the straight-line method	(3,454)
Value-added Tax	(51,429)
Lease liabilities recognized at the beginning of 2019	₩ 536,842 [1]

[1]	Right-of-use assets were measured by adjusting the amount of prepaid or unpaid lease payments in relation to leases recognized in the consolidated statement of financial position at the same amount as the lease liability. As a result, property, plant and equipment increased by W573,823 million at the beginning of 2019, and prepaid expense, unearned revenue and accrued expenses decreased by W42,196 million, W5,197 million and W17 million, respectively.